Exhibit 10.2

Schedule A

DELMAR PHARMACEUTICALS INC.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the DelMar Pharmaceuticals Inc. (the “Company”) amended and restated stock option plan (the “Plan”) and evidences that ______ is the holder (the “Option Holder”) of an option (the “Option”) to purchase up to ________ shares of common stock, par value US $0.001 per share (the “Parent Shares”) in the capital of DelMar Pharmaceuticals, Inc. (“Parent”). The Exercise Price of the Option is US $______ per Parent Share.

Subject to the provisions of the Plan:

(a)	the Award Date of the Option is ________; and

(b)	the Fixed Expiry Date of the Option is _____________.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “DelMar Pharmaceuticals Inc.” in an amount equal to the aggregate of the Exercise Price of the Parent Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan.

Dated this ____ day of ______________.

DELMAR PHARMACEUTICALS INC.

Per:
________, Administrator, Stock Option Plan DelMar Pharmaceuticals Inc.

OPTION CERTIFICATE - SCHEDULE

The additional terms and conditions attached to the Option represented by this Certificate are as follows:

The Option will vest as to the following schedule:

1.	_____________________.

DELMAR PHARMACEUTICALS INC.

Per:
_________, Administrator, Stock Option Plan DelMar Pharmaceuticals Inc.

Schedule B

DelMar Pharmaceuticals INC.
STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:	The Administrator, Stock Option Plan DelMar Pharmaceuticals Inc. c/o Jeffrey Bacha

720- 999 West Broadway

Vancouver, British Columbia, V5Z 1K5

The undersigned hereby irrevocably gives notice, pursuant to the DelMar Pharmaceuticals Inc. amended and restated stock option plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable items):

(a)	all of the Parent Shares which are the subject of the Option;

(b)	___________________ of the Parent Shares which are the subject of the Option; or

(c)	subject to the terms of the Plan and the Option, the number of Parent Shares which may be purchased under the Option pursuant to the Cashless Alternative set out in section 4.2 of the Plan, in exchange for the option to purchase ____________ of the Parent Shares which may be purchased under the Option.

Unless the undersigned has elected the Cashless Alternative, undersigned tenders herewith a certified cheque or bank draft (circle one) payable to “DelMar Pharmaceuticals Inc.” in an amount equal to the aggregate Exercise Price of the aforesaid Parent Shares. The undersigned directs Parent to issue the certificate evidencing said Parent Shares in the name of the undersigned to be mailed to the undersigned at the following address:

By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate.

DATED this ______ day of ____________________, __________.

Signature of Option Holder